SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 31, 2001
Date of Report
(Date of earliest event reported)

AUTOZONE, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-10714	62-1482048
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 South Front Street
Memphis, Tennessee 38103
(Address of principal executive offices) (Zip Code)

(901) 495-6500
Registrant's telephone number, including area code

(not applicable)
Former name, former address and former fiscal year, if changed since last report.

Item 7.  Financial Statements and Exhibits

                (c)    Exhibits
                        99.1    Press Release dated October 31, 2001.

Item 9. Regulation FD Disclosure

On October 31, 2001, the Company made the announcement contained in the press release filed as Exhibit 99.1 to this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AUTOZONE, INC.

                                                                                By:  /s/ Harry L. Goldsmith

                                                                                Harry L. Goldsmith
                                                                                Senior Vice President, Secretary and
                                                                                General Counsel-Customer Satisfaction

Dated: October 31, 2001

EXHIBIT INDEX

99.1         Press Release